                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   ----------

       Date of Report (Date of earliest event reported): December 3, 2001

                                   ----------

                                   ROXIO, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                  000-32373              77-0551214
(State or other jurisdiction  (Commission File No.)     (I.R.S. Employer
      of incorporation)                              Identification Number)

                          461 South Milpitas Boulevard
                           Milpitas, California 95035
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (408) 635-7694

                                 Not Applicable
         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS

         A copy of the Combination Agreement between Roxio, Inc., a Delaware corporation (the "Company") and MGI Software Corp., an Ontario corporation ("MGI"), dated December 3, 2001 is filed as Exhibit 2.1 to this Current Report and is incorporated herein by reference.

         A copy of the press release issued by the Company and MGI on December 4, 2001 is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

2.1      Combination Agreement between the Company and MGI, dated December 3,
         2001.

99.1     Press Release issued by the Company and MGI on December 4, 2001.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2001

                                  Roxio, Inc.
                                  (Registrant)


                                  By:      /s/R. Elliot Carpenter
                                        ---------------------------

                                  Name:   R. Elliot Carpenter

                                  Title:  Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.            Description of Exhibit
-----------            ----------------------

2.1                    Combination Agreement between the Company and MGI, dated
                       December 3, 2001.

99.1                   Press Release issued by the Company and MGI on December
                       4, 2001.

                                       3